MUNIYIELD
CALIFORNIA
INSURED
FUND II, INC.








FUND LOGO








Annual Report

October 31, 1996




This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
California
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



MuniYield California Insured Fund II, Inc.


TO OUR SHAREHOLDERS


For the year ended October 31, 1996, the Common Stock of MuniYield California Insured Fund II, Inc. earned $0.875 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 5.82%, based on a month-end per share net asset value of $15.04. Over the same period, the total investment return on the Fund's Common Stock was +7.26%, based on a change in per share net asset value from $14.92 to $15.04, and assuming reinvestment of $0.872 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +7.42%, based on a change in per share net asset value from $14.44 to $15.04, and assuming reinvestment of $0.432 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Stock had an average yield of 3.18% for Series A and 3.20% for Series B.

The Municipal Market Environment
Municipal bond yields generally moved lower during the six-month period ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to end the October period at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the last six months with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth will result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June and bond yields rose in response. Other, more recent, economic indicators suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment supported lower tax-exempt bond yields in recent months. US Treasury bond yields exhibited similar, albeit greater, volatility during the period ended October 31, 1996, falling over 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than shown by the US Treasury bond market. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% compared to the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical, and issuance declined. Over the last six months, approximately $90 billion in long-term tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance compared to the October 31, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call dates, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets available for investment helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While historically still very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking forward, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
For the 12 months ended October 31, 1996, we managed the Fund with the intention of sustaining an attractive level of tax-exempt income while trying to achieve an above-average total return. We entered the 12-month period optimistic that interest rates would decline. This opinion was based on the belief that higher interest rates earlier in the year would cause a drag on the economy. To take advantage of this scenario, we extended the Fund's duration and lowered our cash reserve position to a minimal level. From October 1995 to January 1996, the impression that the economy had slowed and that there was no inflation on the horizon was enough to lower interest rates by almost 50 basis points. Two rounds of Federal Reserve Board easings in December 1995 and January 1996 made investors complacent. This set the stage for a sudden loss of investor confidence as an undeniably strong employment number in March blindsided the market and began a period of extreme volatility, which continued through the end of October. Looking ahead, we expect this volatility to continue, and our portfolio strategy is expected to remain neutral until the direction of the economy becomes clearer.

In Conclusion
We appreciate your ongoing interest in MuniYield California Insured Fund II, Inc., and we look forward to serving your investment needs and objectives in the months and years to come.


Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager


December 2, 1996



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield California Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield California Insured Fund II,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDR   Industrial Development Revenue Bonds
PCR   Pollution Control Revenue Bonds
RAN   Revenue Anticipation Notes
RIB   Residual Interest Bonds
S/F   Single-Family
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (In Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                   Issue                                               (Note 1a)

California--99.2%
AAA      Aaa    $ 2,000   Berkeley, California, Unified School District, UT, Series C, 6.50% due
                          8/01/2019 (b)                                                                         $  2,175

AAA      Aaa      1,450   Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due 4/01/2015 (d)           1,552

                          California Health Facilities Financing Authority Revenue Bonds:
AAA      Aaa      1,000     (Adventist Health System-West), Series B, 6.25% due 3/01/2021 (d)                      1,044
AAA      Aaa      1,000     (Kaiser Permanente), Series A, 7% due 10/01/2018 (b)                                   1,083
AAA      Aaa     15,750     (San Diego Children's Hospital), 6.50% due 7/01/2000 (d)(i)                           17,205

                          California HFA, Home Mortgage Revenue Bonds:
AA-      Aa       3,865     AMT, Series F-1, 7% due 8/01/2026                                                      4,106
AA-      Aa       2,415     Refunding, AMT, Series H, 7.50% due 8/01/2025                                          2,634
AA-      Aa       5,750     Series B, 6.90% due 8/01/2016                                                          5,873

AA-      Aa       2,000   California HFA, Revenue Bonds, RIB, AMT, 9.237% due 8/01/2023 (e)                        2,116

                          California Pollution Control Financing Authority, PCR, AMT:
A1       NR*        200     Refunding (Pacific Gas and Electric Co.), VRDN, Series G, 3.60% due
                            2/01/2016 (a)                                                                            200
AAA      Aaa      1,500     (Southern California Edison Co.), Series B, 6.40% due 12/01/2024 (d)                   1,591

A        A2       3,000   California Pollution Control Financing Authority, Solid Waste Disposal Revenue
                          Bonds (Keller Canyon Landfill Co. Project), AMT, 6.875% due 11/01/2027                   3,197

NR*      Aaa      1,000   California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                          (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due
                          12/01/2024 (j)(k)                                                                        1,074

                          California State, GO (c):
AAA      Aaa      7,625     5.375% due 6/01/2026                                                                   7,325
AAA      Aaa      1,935     UT, 7% due 11/01/2004 (i)                                                              2,264
AAA      Aaa         65     UT, 7% due 11/01/2014                                                                     74

AAA      Aaa      2,315   California State, HFA, Home Mortgage Revenue Bonds, Series K, 6.15% due
                          8/01/2016 (d)                                                                            2,370

                          California State Public Works Board, Lease Revenue Bonds:
AAA      Aaa      3,410     Refunding (California State University Projects), Series A, 5.375% due
                            10/01/2017 (b)                                                                         3,312
AAA      Aaa      3,000     Refunding (Department of Corrections-State Prisons), Series A, 5% due
                            12/01/2019 (b)                                                                         2,794
AAA      Aaa        900     (Secretary of State), Series A, 6.40% due 12/01/2007 (b)                               1,007
A        A        2,000     (Various Community College Projects), Series B, 7% due 3/01/2004 (i)                   2,309
AAA      Aaa      6,000     (Various University of California Projects), Series A, 6.40% due
                            12/01/2016 (b)                                                                         6,426


SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                   Issue                                               (Note 1a)

California (continued)
A1+      VMIG1++$ 2,800   California State, RAN, VRDN, Series C-1, 3.35% due 6/30/1997 (a)                      $  2,800

                          California Statewide Community Development Authority Revenue Bonds, COP:
AAA      Aaa      1,000     (Good Samaritan Health System), 6.50% due 5/01/2004 (f)(i)                             1,124
A1+      VMIG1++  1,300     Refunding (Saint Joseph Health System), VRDN, 3.50% due 7/01/2008 (a)                  1,300
A1       VMIG1++    500     (Sutter Health Obligation Group), VRDN, 3.55% due 7/01/2015 (a)(b)                       500

                          Central Coast Water Authority, California, Revenue Bonds (State Water Project
                          Regional Facilities) (b):
AAA      Aaa      2,385     6.50% due 10/01/2014                                                                   2,611
AAA      Aaa      7,500     6.60% due 10/01/2022                                                                   8,248

A1       VMIG1++    400   Chula Vista, California, IDR, Refunding (San Diego Gas), VRDN, Series A, 3.50%
                          due 7/01/2021 (a)                                                                          400

AAA      Aaa      6,000   Compton, California, Community Redevelpment Agency, Tax Allocation Refunding
                          Bonds (Compton Redevelopment Project), Series A, 6.50% due 8/01/2013 (h)                 6,517

AAA      Aaa      2,000   Cucamonga County, California, Water District Facilities Refinancing Bonds, COP,
                          6.50% due 9/01/2022 (c)                                                                  2,164

AAA      Aaa      3,000   Culver City, California, Redevelopment Finance Authority, Tax Allocation Revenue
                          Refunding Bonds, 5.50% due 11/01/2014 (b)                                                3,020

AAA      Aaa      6,000   El Cajon, California, Redevelopment Agency, Tax Allocation Bonds (El Cajon
                          Redevelopment Project), 6.60% due 10/01/2022 (b)                                         6,543

AAA      Aaa      3,125   Elk Grove, California, Unified School District, Special Tax Community Facilities
                          District No. 1, 7% due 12/01/2003 (b)(i)                                                 3,632

AAA      Aaa      1,000   Fairfield-Suisun, California, Sewer District Revenue Refunding Bonds, Series A,
                          6.25% due 5/01/2016 (d)                                                                  1,048

AAA      Aaa      1,500   Fresno, California, Sewer Revenue Bonds, Series A-1, 5.25% due 9/01/2019 (b)             1,446

AAA      Aaa      2,000   Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B, 6.625%
                          due 8/01/2025 (d)                                                                        2,143

A        A        1,000   Los Angeles, California, State Building Authority, Lease Revenue Refunding Bonds
                          (California State Department of General Services), Series A, 5.625% due 5/01/2011        1,027

AAA      Aaa      5,900   Los Angeles, California, Wastewater System Revenue Refunding Bonds, Series D,
                          4.70% due 11/01/2017 (c)                                                                 5,170

                          Los Angeles County, California, Public Works Financing Authority, Lease Revenue
                          Bonds, Series A:
AAA      Aaa     10,000     (Multiple Capital Facilities Project), 5.125% due 6/01/2017 (b)                        9,447
AAA      Aaa      1,570     Refunding, 5.25% due 9/01/2015 (d)                                                     1,510

AAA      Aaa      3,000   Los Angeles County, California, Transportation Commission, Sales Tax Revenue
                          Bonds, Series A, 6.75% due 7/01/2001 (c)(i)                                              3,354

AAA      Aaa      1,000   M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project),
                          Series E, 6.50% due 7/01/2017 (d)                                                        1,079

AAA      Aaa      4,250   Marysville, California, Hospital Revenue Bonds (Fremont-Rideout Health Group),
                          Series A, 6.30% due 1/01/2022 (b)                                                        4,494

AAA      Aaa      3,850   Mountain View, California, Capital Improvements Financing Authority Revenue Bonds
                          (City Hall Community Theatre), 6.50% due 8/01/2016 (d)                                   4,159

                          Northern California Power Agency, Multiple Capital Facilities Revenue Bonds (d):
AAA      Aaa      2,500     RIB, 9.129% due 9/02/2025 (e)                                                          2,863
AAA      Aaa      2,000     Series A, 6.50% due 8/01/2012                                                          2,172

SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                   Issue                                               (Note 1a)

California (continued)
AAA      Aaa    $ 2,000   Northern California Transmission Revenue Bonds (California-Oregon Transmission
                          Project), Series A, 6.50% due 5/01/2016 (d)                                           $  2,164

AAA      Aaa      2,360   Orchard, California, School District, GO, UT, Series A, 6.50% due 8/01/2019 (c)          2,565

AAA      Aaa      2,500   Pioneers Memorial Hospital District, California, Refunding, GO, UT, 6.50% due
                          10/01/2024 (b)                                                                           2,713

AAA      Aaa      4,000   Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due
                          11/01/2016 (d)                                                                           4,285

AAA      Aaa      2,400   Riverside County, California, Transportation Commission Sales Tax Revenue Bonds,
                          Series A, 6.50% due 6/01/2001 (b)(i)                                                     2,656

                          Sacramento, California, City Financing Authority, Lease Revenue Refunding Bonds:
AAA      Aaa     10,500     Series A, 5.40% due 11/01/2020 (b)                                                    10,320
A+       Aa       2,600     Series B, 5.40% due 11/01/2020                                                         2,525

                          Sacramento, California, Municipal Utility District, Electric Revenue Bonds (d):
AAA      Aaa      1,270     Refunding, Series G, 6.50% due 9/01/2013                                               1,425
AAA      Aaa      7,000     Series B, 6.375% due 8/15/2022                                                         7,447

AAA      Aaa     12,500   San Diego, California, IDR (San Diego Gas and Electric Co.), Series A, 6.10% due
                          9/01/2018 (d)                                                                           12,883

AAA      Aaa     17,000   San Diego, California, Public Facilities Financing Authority, Sewer Revenue Bonds,
                          5% due 5/15/2025 (c)                                                                    15,465

                          San Francisco, California, City and County Airport Commission, International
                          Airport Revenue Bonds, Second Series:
AAA      Aaa      1,500     AMT, Issue 5, 6.50% due 5/01/2019 (c)                                                  1,601
AAA      Aaa      3,000     AMT, Issue 6, 6.50% due 5/01/2018 (b)                                                  3,227
AAA      Aaa      4,385     Refunding, Issue 1, 6.30% due 5/01/2011 (b)                                            4,653
AAA      Aaa      4,000     Refunding, Issue 1, 6.50% due 5/01/2013 (b)                                            4,334
AAA      Aaa      2,175     Refunding, Issue 2, 6.75% due 5/01/2013 (d)                                            2,405
AAA      Aaa     10,000     Refunding, Issue 2, 6.75% due 5/01/2020 (d)                                           11,065

AAA      Aaa      1,550   San Francisco, California, City and County Redevelopment Agency, Lease Revenue
                          Bonds (George R. Moscone Convention Center), 6.75% due 7/01/2024 (h)                     1,724

AAA      Aaa      1,000   San Jose-Santa Clara, California, Water Financing Authority, Sewer Revenue Bonds,
                          Series A, 5.375% due 11/15/2020 (c)                                                        965

AAA      Aaa      3,430   Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police
                          Administration and Holding Facility), Series A, 6.25% due 7/01/2024 (d)                  3,804


SCHEDULE OF INVESTMENTS (concluded)                                                                       (In Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                   Issue                                               (Note 1a)

California (concluded)
                          Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC
                          Facility Replacement Project), Series A (b):
AAA      Aaa    $ 2,500     7.75% due 11/15/2011                                                                $  3,125
AAA      Aaa     10,770     6.875% due 11/15/2014                                                                 12,108
AAA      Aaa      1,700     6.75% due 11/15/2020                                                                   1,890

AAA      Aaa      3,000   Santa Rosa, California, Wastewater Revenue Bonds (Subregional Wastewater Project),
                          Series A, 6.50% due 9/01/2002 (c)(i)                                                     3,354

AAA      NR*      3,265   Southern California, HFA, S/F Mortgage Revenue Bonds Program, AMT, Series B,
                          6.90% due 10/01/2024 (g)                                                                 3,390

A1+      VMIG1++  2,200   Southern California Public Power Authority, Revenue Refunding Bonds (Southern
                          Transmission Project), VRDN, 3.40% due 7/01/2019 (a)(b)                                  2,200

BBB+     NR*      1,265   Stanislaus, California, Waste-to-Energy Financing Agency, Solid Waste Facility
                          Revenue Refunding Bonds (Ogden Martin System Inc. Project), 7.625% due 1/01/2010         1,365

AAA      Aaa      2,000   University of California Revenue Bonds (Multiple Purpose Projects), Series D,
                          6.375% due 9/01/2024 (d)                                                                 2,136

Total Investments (Cost--$263,630)--99.2%                                                                        278,296

Other Assets Less Liabilities--0.8%                                                                                2,357
                                                                                                                --------
Net Assets--100.0%                                                                                              $280,653
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(f)CAPMAC Insured.
(g)GNMA/FNMA Collateralized.
(h)FSA Insured.
(i)Prerefunded.
(j)GNMA Collateralized.
(k)FHLMC Collateralized.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$263,630,071) (Note 1a)                         $278,296,325
                    Cash                                                                                          29,566
                    Receivables:
                      Securities sold                                                      $ 18,580,954
                      Interest                                                                5,140,116       23,721,070
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       7,614
                    Prepaid expenses and other assets                                                             67,357
                                                                                                            ------------
                    Total assets                                                                             302,121,932
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   21,014,998
                      Dividends to shareholders (Note 1f)                                       252,703
                      Investment adviser (Note 2)                                               118,264       21,385,965
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        82,827
                                                                                                            ------------
                    Total liabilities                                                                         21,468,792
                                                                                                            ------------

Net Assets:         Net assets                                                                              $280,653,140
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (3,600 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 90,000,000
                      Common Stock, par value $.10 per share (12,678,633 shares
                      issued and outstanding)                                              $  1,267,863
                    Paid-in capital in excess of par                                        176,474,591
                    Undistributed investment income--net                                      1,670,769
                    Accumulated realized capital losses on investments--net (Note 5)         (3,426,337)
                    Unrealized appreciation on investments--net                              14,666,254
                                                                                           ------------
                    Total--Equivalent to $15.04 net asset value per Common Stock
                    (market price--$14.125)                                                                  190,653,140
                                                                                                            ------------
                    Total capital                                                                           $280,653,140
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 15,902,509
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,394,543
                    Commission fees (Note 4)                                                    228,114
                    Professional fees                                                            77,599
                    Transfer agent fees                                                          50,923
                    Accounting services (Note 2)                                                 50,510
                    Printing and shareholder reports                                             26,344
                    Listing fees                                                                 24,260
                    Directors' fees and expenses                                                 22,897
                    Custodian fees                                                               17,154
                    Pricing fees                                                                 12,185
                    Amortization of organization expenses (Note 1e)                               7,614
                    Other                                                                        20,583
                                                                                           ------------
                    Total expenses                                                                             1,932,726
                                                                                                            ------------
                    Investment income--net                                                                    13,969,783
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,250,414
Unrealized          Change in unrealized appreciation on investments--net                                        446,717
Gain on                                                                                                     ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 15,666,914
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                    October 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                                 $ 13,969,783     $ 14,521,375
                    Realized gain (loss) on investments--net                                  1,250,414       (4,676,753)
                    Change in unrealized appreciation on investments--net                       446,717       25,009,415
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     15,666,914       34,854,037
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (11,051,597)     (11,088,099)
Shareholders          Preferred Stock                                                        (3,085,704)      (3,332,916)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                                   --         (895,821)
                      Preferred Stock                                                                --         (170,928)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (14,137,301)     (15,487,764)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              1,529,613       19,366,273
                    Beginning of year                                                       279,123,527      259,757,254
                                                                                           ------------     ------------
                    End of year*                                                           $280,653,140     $279,123,527
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,670,769     $  1,838,287
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 30,
from information provided in the financial statements.                            For the Year Ended           1992++ to
                                                                                      October 31,               Oct. 31,
Increase (Decrease) in Net Asset Value:                                  1996      1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  14.92   $  13.39  $  16.36  $  14.15   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.10       1.13      1.17      1.12         --
                    Realized and unrealized gain (loss) on
                    investments--net.                                      .13       1.61     (2.90)     2.27         --
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.23       2.74     (1.73)     3.39         --
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.87)      (.87)     (.92)     (.84)        --
                      Realized gain on investments--net                     --       (.07)     (.11)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.87)      (.94)    (1.03)     (.84)        --
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --        --       (.03)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                            (.24)      (.26)     (.19)     (.20)        --
                        Realized gain on investments--net                   --       (.01)     (.02)       --         --
                      Capital charge resulting from issuance of
                      Preferred Stock                                       --         --        --      (.14)        --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.24)      (.27)     (.21)     (.34)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.04   $  14.92  $  13.39  $  16.36   $  14.15
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 14.125   $ 13.125  $ 11.875  $ 15.375   $  15.00
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     14.52%     19.00%   (16.79%)    8.24%       .00%+++
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   7.26%     19.97%   (11.82%)   22.09%      (.21%)+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .69%       .71%      .70%      .56%         --
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Expenses                                              .69%       .71%      .70%      .68%         --
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.99%      5.42%     5.28%     5.17%         --
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                          $190,653   $189,124  $169,757  $207,404   $178,555
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of
                    period (in thousands)                             $ 90,000   $ 90,000  $ 90,000  $ 90,000         --
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                 119.52%    114.78%    41.67%    15.85%       .00%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,118   $  3,101  $  2,886  $  3,304         --
                                                                      ========   ========  ========  ========   ========

Dividends Per Share Series A--Investment income--net                  $    870   $    948  $    636  $    743         --
On Preferred Stock                                                    ========   ========  ========  ========   ========
Outstanding:++++++  Series B--Investment income--net                  $    844   $    904  $    687  $    685         --
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns based on market value, which
                    can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on November 30, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield California Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $315,702,481 and $315,404,755, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:


                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments             $   978,576    $14,666,254
Short-term investments                (14,012)            --
Financial futures contracts           285,850             --
                                  -----------    -----------
Total                             $ 1,250,414    $14,666,254
                                  ===========    ===========

As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $14,664,497 all of which related to appreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $263,631,828.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 12,678,633. At October 31, 1996, total paid-in capital amounted to $177,742,454.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1996 were as follows: Series A, 3.10% and Series B, 2.97%.

As of October 31, 1996, there were 3,600 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $157,600 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $635,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074701 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.

7. Reorganization Plan:
On June 21, 1996, the Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of MuniVest California Insured Fund, Inc. in exchange for newly issued shares of the Fund. MuniVest California Insured Fund, Inc. is a registered, non-diversified, closed-end management investment company, with a similar investment objective to the Fund and is managed by FAM.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders of
MuniYield California Insured Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Insured Fund II, Inc. as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period October 30, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Insured Fund II, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield California Insured Fund II, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MCA